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                                                                    Exhibit 10.1


                     AMENDMENT TO PATENT LICENSE AGREEMENT

     This Amendment to Patent License Agreement (the "Amendment") is made as of
                                                      ---------
September 30, 2000 (the "Effective Date") by and between Fukuda Denshi Co.,
                         --------------
Ltd., a Japanese corporation having its principal place of business at 39-4, Hongo 3-chome, Bunkyo-ku, Tokyo, Japan ("Licensor") and Data Critical
                                         --------
Corporation, a Delaware corporation having its principal place of business at 19820 North Creek Parkway Suite 100, Bothell, Washington, 98011 U.S.A. ("Licensee").
  --------

                                  WITNESSETH

     WHEREAS, Licensor and Licensee are parties to a Patent License Agreement dated as of August 31,1998 (the "License Agreement").
                                 -----------------

     WHEREAS, Licensor and Licensee wish to amend the License Agreement as set forth in this Amendment to grant Licensee the exclusive license for the purpose of entitling Licensee to sue for infringement and provide for conditions of granting the exclusive license.

     NOW, THEREFORE, in consideration of the mutual consideration, promises, representations, and covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee agree as follows:

                                   AGREEMENT

     1. All capitalized terms used but not defined herein shall have the meaning given them in the License Agreement.

     2. Article 2 of the License Agreement shall be amended to read in its entirety as follows:

     "Licensor hereby grants to licensee during the term of this Agreement an exclusive license to make, use, offer for sale and sell Products and Systems under the Patent in the United States, with an exclusive right to sublicense or subcontract [*]. Licensee shall promptly provide Licensor with the list of the subcontractors and/or sublicensees that manufacture the Products upon the request of Licensor. Notwithstanding the foregoing, Licensor or its affiliates may make, use, offer for sale and sell Products and Systems using the Patent [*]."

     3. A new Article 4.1(c) shall be added to the license Agreement to read in its entirety as follows:

     "(c) Licensee shall pay to Licensor [*] by no later than [*] in consideration of the grant of exclusive right as provided in Article 2 hereof."

     4. Article 7.1 of the license Agreement shall be amended to read in its entirety as follows:

_________________________________
[*] Confidential Treatment Requested
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     "Licensor represents and warrants that it has the right to grant the license in and to the Patent. The grant of license by Licensor under this Agreement shall not be construed as a warranty against infringement of patents or any other intellectual property rights held by third parties or warranty of the validity or scope of the Patent."

     5. Article 7.2 of the License Agreement shall be amended to read in its entirety as follows:

     "Licensor assumes no liability for performance or function of Products or Systems manufactured by Licensee and Licensee shall hold Licensor harmless from any claim asserted against Licensor by any third party regarding Products or Systems manufactured by Licensee or any subcontractor or sublicensee, including but not limited to claims based on infringement of patents or any intellectual property rights held by third parties."

     6. A new Article 13 shall be added to the License Agreement to read in its entirety as follows:

     "Licensee shall use reasonable commercial efforts to create [*]. Licensee shall offer the [*] to Licensor [*] of [*]. Further, the price of the [*] quoted by licensee to Licensor shall not include any fees for creating the [*] and Licensee shall not require that Licensor make any [*]."

     7. All other provisions of the License Agreement shall remain unchanged and in full force and effect.

_________________________________
[*] Confidential Treatment Requested

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date listed above.

                                        LICENSOR:

                                        Fukuda Denshi Co., Ltd.


                                        By:      /s/ Kotaro Fukuda
                                           -------------------------------------

                                        Name:  Kotaro Fukuda

                                        Title:  President


                                        LICENSEE:

                                        Data Critical Corporation


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

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